[JAPAN FUND LOGO]


                               The Japan Fund, Inc.
                                     Class S

                                Semiannual Report
                                  June 30, 2000


                              A no-load mutual fund


                        Scudder Kemper Investments, Inc.
                               Investment Adviser

Contents
--------------------------------------------------------------------------------

                       3   Portfolio Management Discussion

                       7   Performance Update

                       9   Portfolio Summary

                      11   Investment Portfolio

                      16   Financial Statements

                      19   Financial Highlights

                      20   Notes to Financial Statements

                      28   Officers and Directors


                            2 | The Japan Fund, Inc.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

Dear Shareholders,

Although Japan continues to benefit from the positive changes taking place in both its economy and its corporate landscape, the country's stock market remained bogged down in the first half of 2000. The year began on a positive note as Japanese equities continued the rally that marked the fourth quarter of 1999. By April, however, the sell-off in global technology stocks caused Japan's market to plunge, and local factors -- such as concerns about the economy, the sales of corporate cross-shareholdings, and fears that the Central Bank would raise interest rates -- began to exert pressure on market sentiment. The "TMT" (technology, media, and telecommunications) sectors experienced the most dramatic reversal of fortune, while "old economy" and domestic value stocks managed to build on their first quarter rally.

Amid a challenging environment, The Japan Fund, Inc. -- Class S shares continued to post strong returns in relation to its unmanaged benchmark, the Topix Index. For the six-month period ended June 30, 2000, the fund's Class S shares returned -4.25%, versus a return of -10.33% for the Topix Index (in dollar terms). The fund also stacks up well against its peers over all time periods. According to Lipper Analytical Services, the fund finished in the 34th percentile of its category over the six-month reporting period, and in the top fifth over the one-, three-, and five-year periods. Of the six Japan funds open for over ten years, The Japan Fund, Inc. ranks first.^1 In addition, the fund's 56.44% return over the trailing twelve months ended June 30 placed it in the top 11% of its category, demonstrating that it has been able to outperform its peers in both up and down markets. We believe that our consistent, disciplined approach to stockpicking is the key in our ability to outperform both the benchmark and the fund's peer groups over the long term.


^1 Source: Lipper Analytical Services, Inc., an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, The Japan Fund Inc.'s Lipper ranking was 18 out of 53 funds for the six-month period, 5 out of 48 funds for the one-year period, 4 out of 27 funds for the three-year period, 3 out of 14 for the five-year period, and 1 out of 6 for the ten-year period. Past performance is no guarantee of future results.


                            The Japan Fund, Inc. | 3

Market Environment

Although market participants remain concerned about Japan's growth prospects, it is becoming evident that the country is slowly embarking on a recovery. Real first quarter gross domestic product ("GDP") grew 10% in the first quarter of 2000 (on a quarter-over-quarter, annualized basis), compared to downturns in real GDP in the third and fourth quarters of 1999. Private capital expenditures, net exports, housing, and consumption contributed to growth, while public fixed investment was weak. Although the GDP growth rate was high, it missed the consensus forecast by a small margin. More recent indicators present further evidence that a cyclical recovery is underway. The June Tankan (the Bank of Japan's Short Term Economic Survey) showed improvements in corporate sentiment and capital expenditures -- especially among large manufacturers -- and supported our long-standing thesis that the economic recovery will be led by corporations, not consumers.

Another positive factor for Japan is the fact that vast amounts of 5- to 10-year postal deposits and certificates of deposit are now maturing. With these instruments now yielding 2% or less and short-term interest rates near zero, they are no longer viable investment alternatives for Japanese investors. As such, more investors are turning to equities, which should fuel the growth of the market. Last year was a record year for sales of Japanese mutual funds to investors in Japan.

We are also seeing a continued transformation in the way Japan does business. We believe that a major wave of information technology investments has just begun, and should continue to present major opportunities for Japanese companies in areas such as mobile Internet, interactive TVs, and display technologies. This trend would be a positive for fund holdings such as Sony, NTT Mobile, and Tokyo Broadcasting System. Moreover, even the "old economy" companies are rapidly implementing reforms. Many major Japanese companies have begun to focus on margins and returns, and are placing less of an


                            4 | The Japan Fund, Inc.

emphasis on asset expansion. In the process, they have made choices of which businesses should be the focus of their resources, and which businesses to spin off, divest, or merge with a competitor. We believe that the enhanced efficiency of the corporate sector should create surprisingly high shareholder returns over the next 3-5 years, during which returns on equity could climb from 4-5% currently to 10-12% or more. Fund holdings that are undergoing significant reforms include Daikin, the leading air conditioner company, and Toshiba.

Potential Risks

While current economic conditions show firmness, uncertainties lie ahead. First, a lackluster recovery in consumption is likely to depress sentiment. Second, investors are concerned about a potential end to the Bank of Japan's ("BOJ") "zero interest rate" policy. Rate hikes appear likely later this year or into next year, since Japan's interest rates are abnormally low. If rates rise, companies with large debt loads will be negatively impacted. On the other hand, if the BOJ raises rates in view of an accelerating economy, it may indicate that Japan is on its way back to a more normal economic environment. Yen volatility could also be a problem for the stock market going forward. However, it is important to note that many of the holdings in the portfolio are global companies whose exports provide exposure to foreign markets and currencies. To a certain extent, global diversification helps diminish the impact of yen volatility on the overall portfolio.

Fund Strategy

Our unique investment process targets opportunities across the entire Japanese equity market. We focus on companies large and small, and those with both "growth" and "value" orientations. The fund is broadly diversified among domestic restructuring stories (banks, real estate), growth stocks (NTT Mobile Communications, NEC), and companies with profitable franchises (foods, pharmaceuticals). Our focus on "quality value" leads


                            The Japan Fund, Inc. | 5
to investments in companies that exhibit greater-than-average growth potential, strong balance sheets, rich cash flow, strong franchise value, and/or merger or acquisition potential. We believe that a broadly diversified portfolio of Japanese stocks that seeks both growth and value opportunities and that has the ability to invest in all market capitalization ranges can achieve optimal returns over time. During the first half of the year, the fund added to positions in real estate, railways, banks, and consumer sectors, and reduced some of the higher-valuation holdings in the technology and service sectors.

Outlook

We remain positive on the long-term outlook for Japanese equities. Valuations are attractive, the economy is showing signs of improvement, and important changes continue to take place on the corporate level. However, we expect that the ongoing risks in Japan will lead to high levels of day-to-day volatility during the second half of the year. The performance of the U.S. tech sector is also a concern, but Japan is still a market with a relatively low correlation to the U.S. and Europe. As such, we believe that Japanese equities represent a good opportunity for global diversification. Although Japan has underperformed most global markets over the past decade, we encourage investors to remain focused on the opportunities that we believe the country will provide over the next 3 to 5 years.

Sincerely,

/s/Lynn S. Birdsong,               /s/William L. Givens

Lynn S. Birdsong,                  William L. Givens
President                          Chairman

                            6 | The Japan Fund, Inc.

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                      The Japan Fund,
                   Inc. -- Class S Shares       TOPIX*
                   ----------------------       ------
          '90              10000                 10000
          '91               9331                  8612
          '92               7452                  6448
          '93               9578                  9926
          '94              11197                 11340
          '95               8141                  9494
          '96               9457                 10596
          '97               9508                  9291
          '98               7408                  6125
          '99              11615                  8162
          '00              18170                 10562


                          Yearly periods ended June 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                       Total Return
                                Growth of                            Average
Period ended 6/30/2000           $10,000          Cumulative          Annual
--------------------------------------------------------------------------------
The Japan Fund, Inc. --  Class S Shares
--------------------------------------------------------------------------------
1 year                         $  15,644           56.44%            56.44%
--------------------------------------------------------------------------------
5 year                         $  22,319          123.19%            17.42%
--------------------------------------------------------------------------------
10 year                        $  18,170           81.70%             6.15%
--------------------------------------------------------------------------------
TOPIX*
--------------------------------------------------------------------------------
1 year                         $  12,940           29.40%            29.40%
--------------------------------------------------------------------------------
5 year                         $  11,125           11.25%             2.15%
--------------------------------------------------------------------------------
10 year                        $  10,562            5.62%              .55%
--------------------------------------------------------------------------------

* The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

                            The Japan Fund, Inc. | 7

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE SHOWING TOTAL RETURN

BAR CHART DATA:

                          Yearly periods ended June 30

          The Japan Fund,
       Inc. -- Class S Shares      TOPIX
       ----------------------      -----

 1991          -6.69               -13.88
 1992         -20.14               -25.13
 1993          28.54                53.93
 1994          16.91                14.25
 1995         -27.29               -16.27
 1996          16.16                11.60
 1997           0.54               -12.32
 1998          22.09               -34.08
 1999          56.78                33.27
 2000          56.44                29.40


                     1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
-----------------------------------------------------------------------------------------
Fund Total
Return (%)          -6.69 -20.14  28.54  16.91 -27.29  16.16    .54  22.09  56.78  56.44
-----------------------------------------------------------------------------------------
Index Total
Return (%)         -13.88 -25.13  53.93  14.25 -16.27  11.60 -12.32 -34.08  33.27  29.40
-----------------------------------------------------------------------------------------
Net Asset Value ($) 11.51   9.01  11.59  12.71   8.44   9.77   9.62   7.15  11.21  14.29
-----------------------------------------------------------------------------------------
Income
Dividends ($)         .09     --    .01    .27     --    .03    .17    .33     --    .66
-----------------------------------------------------------------------------------------
Capital Gains
Distributions ($)     .52    .21    .--     39    .96     --     --     --     --   2.73
-----------------------------------------------------------------------------------------

* The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

     On May 1, 2000, existing shares of the Fund were redesignated as Class S. The total return information provided is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                            8 | The Japan Fund, Inc.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:

Equity Holdings             94%                          Management continues to
Cash Equivalents             6%                              focus on staying as
---------------------------------------------------      close to fully invested
                           100%                         in equities as possible.
---------------------------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 6% Cash Equivalents)

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA:

Manufacturing               26%                          The fund is diversified
Financial                   20%                           among growth stocks in
Technology                  12%                           "new economy" sectors,
Communications              10%                           as well as value names
Consumer Staples             8%                              in more traditional
Health                       5%                                      industries.
Consumer Discretionary       4%
Media                        4%
Service Industries           4%
Other                        7%
------------------------------------------
                           100%
------------------------------------------


                            The Japan Fund, Inc. | 9

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(37% of Portfolio)                                          Top holdings reflect
                                                           management's focus on
 1.  Nippon Telegraph & Telephone Corp.                       companies that are
     Provider of telecommunication services               attractively valued in
                                                               relation to their
 2.  NTT Mobile Communications Network, Inc.                    long-term growth
     Provider of various telecommunication services and               prospects.
     equipment

 3.  Ricoh Co., Ltd.
     Manufacturer of copiers and information equipment

 4.  NEC Corp.
     Manufacturer of telecommunication and computer equipment

 5.  Fujitsu, Ltd.
     Manufacturer of computers

 6.  Sumitomo Electric Industries, Ltd.
     Manufacturer of electric wires and cables

 7.  Toshiba Corp.
     Manufacturer of electric machinery

 8.  Yamanouchi Pharmaceutical Co., Ltd.
     Manufacturer and marketer of a wide variety of pharmaceuticals

 9.  Sakura Bank, Ltd.
     Provider of banking services

 10. Sony Corp.
     Manufacturer of consumer and industrial electronic equipment



For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                            10 | The Japan Fund, Inc.

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Principal
                                                                   Amount ($)     Value ($)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Repurchase Agreements 1.0%
---------------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.53%, to be repurchased at
    $8,569,661 on 7/3/2000** (Cost $8,565,000) ..................    8,565,000    8,565,000

---------------------------------------------------------------------------------------------
Short-Term Investments 4.8%
---------------------------------------------------------------------------------------------

 Federal Home Loan Discount Note, 6.57%*, 7/3/2000 ..............   39,985,400   40,000,000
 U.S. Treasury Bill*, 9/7/2000 (b) ..............................    1,600,000    1,583,872

---------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $41,568,375)                                  41,583,872
---------------------------------------------------------------------------------------------




                                                                        Shares
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Common Stocks 94.2%
---------------------------------------------------------------------------------------------

 Consumer Discretionary 4.2%
 Department & Chain Stores 0.4%
 York-Benimaru Co., Ltd. ........................................      134,000    3,787,272
                                                                                 ----------
 Home Furnishings 0.4%
 Sangetsu Co., Ltd. .............................................      190,000    3,132,507
                                                                                 ----------
 Hotels & Casinos 0.6%
 Aruze Corp. ....................................................       65,600    5,562,203
                                                                                 ----------
 Recreational Products 1.7%
 Nintendo Co., Ltd. .............................................       79,400   13,853,578
                                                                                 ----------
 Restaurants 1.1%
 Yoshinoya D&C Co., Ltd. ........................................          447    9,096,236
                                                                                 ----------
 Consumer Staples 7.9%
 Consumer Electronic & Photographic 5.0%
 Sanyo Electric Co., Ltd. .......................................    1,919,000   17,247,407
 Sony Corp. .....................................................      276,000   25,742,145
                                                                                 ----------
                                                                                 42,989,552
                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                            The Japan Fund, Inc. | 11

                                             Shares       Value ($)
--------------------------------------------------------------------------------

 Food & Beverage 1.9%
 Ajinomoto Co., Inc ....................      978,000   12,530,783
 Rock Field Co., Ltd. ..................       76,500    4,100,853
                                                        16,631,636
                                                        ----------
 Package Goods/Cosmetics 0.4%
 Uni-Charm Co. .........................       61,600    3,725,771
                                                        ----------
 Textiles 0.6%
 Gunze, Ltd. ...........................    1,242,000    4,820,802
                                                        ----------
 Health 4.5%
 Health Industry Services 0.0%
 Nichii Gakkan Company .................           50        2,190
                                                        ----------
 Pharmaceuticals 4.5%
 Chugai Pharmaceutical Co., Ltd. .......      459,000    8,670,168
 Fujisawa Pharmaceutical Co. ...........       84,000    3,394,979
 Yamanouchi Pharmaceutical Co., Ltd. ...      488,000   26,619,436
                                                        ----------
                                                        38,684,583
                                                        ----------
 Communications 9.2%

 Telephone/Communications
 NTT Mobile Communications Network, Inc.        1,425   38,529,841
 Nippon Telegraph & Telephone Corp. ....        3,085   40,980,263
                                                        ----------
                                                        79,510,104
                                                        ----------
 Financial 19.3%

 Banks 8.7%
 Bank of Yokohama, Ltd. ................    4,323,000   19,345,471
 Fuji Bank, Ltd. .......................    2,316,000   17,586,283
 Sakura Bank, Ltd. .....................    3,748,000   25,882,368
 The Chiba Bank, Ltd. ..................    2,907,000   11,475,180
                                                        ----------
                                                        74,289,302
                                                        ----------
 Other Financial Companies 7.5%
 Daiwa Securities Group, Inc. ..........      921,000   12,147,534
 Japan Securities Finance Co., Ltd. ....    1,259,000    7,128,541
 Nikko Securities Co., Ltd. ............    1,140,000   11,277,027
 Nomura Securities Co., Ltd. ...........      484,000   11,832,682
 ORIX Corp. ............................      151,560   22,345,980
                                                        ----------
                                                        64,731,764
                                                        ----------
 Real Estate 3.1%
 Mitsubishi Estate Co., Ltd. ...........    1,095,000   12,874,464


    The accompanying notes are an integral part of the financial statements.

                            12 | The Japan Fund, Inc.


                                                                                Shares       Value ($)
--------------------------------------------------------------------------------------------------------

 Mitsui Fudosan Co., Ltd. ...................................................    1,285,000   13,921,994
                                                                                             ----------
                                                                                             26,796,458
                                                                                             ----------
 Media 3.7%
 Broadcasting & Entertainment
 Toho Co., Ltd. .............................................................       37,800    6,431,466
 Tokyo Broadcasting System, Inc. ............................................      593,000   25,587,074
                                                                                             ----------
                                                                                             32,018,540
                                                                                             ----------
 Service Industries 3.7%

 Environmental Services 0.4%
 Sanix Inc. .................................................................       59,150    3,120,637
                                                                                             ----------
 Miscellaneous Commercial Services 1.9%
 Benesse Corp. ..............................................................      171,400   11,842,839
 Secom Co., Ltd. ............................................................       56,000    4,088,747
                                                                                             ----------
                                                                                             15,931,586
                                                                                             ----------
 Miscellaneous Consumer Services 1.4%
 Yamada Denki Co., Ltd. .....................................................      139,000   12,453,625
                                                                                             ----------
 Durables 0.9%
 Telecommunications Equipment 0.9%
 Japan Radio Co., Ltd. ......................................................      783,000    7,325,065
                                                                                             ----------
 Manufacturing 24.3%
 Chemicals 0.9%
 Dainippon Ink and Chemicals, Inc. ..........................................    1,711,000    8,043,610
                                                                                             ----------
 Containers & Paper 0.5%
 Hokuetsu Paper Mills, Ltd. .................................................      516,000    4,365,425
                                                                                             ----------
 Diversified Manufacturing 4.4%
 Kuraray Co., Ltd. ..........................................................      749,000    8,580,564
 Sumitomo Electric Industries, Ltd. .........................................    1,670,000   28,602,949
                                                                                             ----------
                                                                                             37,183,513
                                                                                             ----------
 Electrical Products 6.0%
 Toshiba Corp. ..............................................................    2,507,000   28,271,506
 Yaskawa Electric Corp. .....................................................    1,971,000   23,526,845
                                                                                             ----------
                                                                                             51,798,351
                                                                                             ----------
 Industrial Specialty 5.6%
 Daikin Industries, Ltd. ....................................................    1,081,000   25,104,009
 Teijin, Ltd. ...............................................................    1,823,000    8,879,278


     The accompanying notes are an integral part of the financial statements

                            The Japan Fund, Inc. | 13


                                                                 Shares       Value ($)
----------------------------------------------------------------------------------------

 Yokogawa Electric Corp. ..................................     1,367,000    13,651,326
                                                                            -----------
                                                                             47,634,613
                                                                            -----------
 Machinery/Components/Controls 1.5%
 Fuji Electric Co., Inc ...................................       947,000     4,139,696
 Misumi Corp. .............................................        86,010     8,791,827
                                                                            -----------
                                                                             12,931,523
                                                                            -----------
 Office Equipment/Supplies 4.0%
 Ricoh Co., Ltd. ..........................................     1,639,000    34,665,363
                                                                            -----------
 Wholesale Distributors 1.4%
 Mitsui & Co., Ltd. .......................................     1,604,000    12,240,237
                                                                            -----------
 Technology 11.0%
 Diverse Electronic Products 0.3%
 Matsushita Electric Industrial Co., Ltd. .................       110,000     2,849,875
                                                                            -----------

 Electronic Components/Distributors 7.0%
 Kyocera Corp. ............................................        96,900    16,423,110
 Murata Manufacturing Co., Ltd. ...........................        67,000     9,607,047
 NEC Corp. ................................................     1,092,000    34,258,420
                                                                            -----------
                                                                             60,288,577
                                                                            -----------
 Electronic Data Processing 3.7%
 Fujitsu, Ltd. ............................................       920,000    31,809,317
                                                                            -----------
 Energy 2.5%
 Oil & Gas Production
 Tokyo Gas Co. ............................................     7,798,000    21,892,732
                                                                            -----------
 Transportation 3.0%
 Railroads
 East Japan Railway Co. ...................................         2,090    12,129,069
 West Japan Railway Co. ...................................         3,400    13,773,612
                                                                            -----------
                                                                             25,902,681
                                                                            -----------

Total Common Stocks (Cost $653,946,555)                                     810,069,228
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $704,079,930) (a)                860,218,100
----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                           14 | The Japan Fund, Inc.

------------------------------------------------------------------------------------

   At June 30, 2000, open futures contracts sold short were as follows:

                                                            Aggregate
     Futures                    Expiration     Contracts  Face Value ($)   Value ($)
    ------------------------ ---------------- ----------- --------------  ------------
    Topix Index .........    September 2000   1,520,000     22,790,334    22,858,637
                                                          --------------  ------------

    Total unrealized depreciation on open futures contracts sold short ...   (68,303)

*    Annualized yield at time of purchase, not a coupon rate.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $721,807,141. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $138,410,959. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $153,847,459 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,436,500.

(b) On June 30, 2000 this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts. The accompanying notes are an integral part of the financial statements.

                           The Japan Fund, Inc. | 15

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value (cost $704,079,930) .....................   $ 860,218,100
Receivable for investments sold .............................................      15,003,966
Dividends receivable ........................................................       2,211,902
Interest receivable .........................................................           1,485
Receivable for Fund shares sold .............................................      19,915,994
Other assets ................................................................           7,178
                                                                                -------------
Total assets ................................................................     897,358,625

Liabilities
----------------------------------------------------------------------------------------------
Due to custodian bank .......................................................          18,869
Payable for investments purchased ...........................................      17,658,657
Payable for Fund shares redeemed ............................................      29,227,876
Payable for daily variation margin on open futures contracts ................         719,910
Accrued management fee ......................................................         572,982
Other accrued expenses and payables .........................................          91,328
                                                                                -------------
Total liabilities ...........................................................      48,289,622

----------------------------------------------------------------------------------------------
Net assets, at value                                                            $ 849,069,003
----------------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ................     (27,380,645)
Net unrealized appreciation (depreciation) on:
  Investments ...............................................................     156,138,170
  Futures ...................................................................         (68,303)
  Foreign currency related transactions .....................................          (1,472)
Accumulated net realized gain (loss) ........................................     197,365,567
Paid-in capital .............................................................     523,015,686

----------------------------------------------------------------------------------------------
Net assets, at value                                                            $ 849,069,003
----------------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------------

Class S Shares, Net Asset Value, offering and redemption price per share
   ($848,901,798 / 59,398,865 shares of capital stock outstanding, $.333 par
   value, 300,000,000 shares authorized) ....................................   $       14.29

Class A Shares, Net Asset Value and redemption price per share ($119,027 /
   8,310.904 shares of capital stock outstanding, $.333 par value, 100,000,000
   shares authorized) .......................................................   $       14.32

Maximum offering price per share (100 / 94.25 of $14.32) ....................   $       15.19

Class B Shares, Net Asset Value, offering and redemption price
   (subject to contingent deferred sales charge) per share ($44,816 / 3,133.816 shares of capital stock outstanding, $.333 par value, 50,000,000 shares
   authorized) ..............................................................   $       14.30

Class C Shares, Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,362 / 235.058 shares of capital stock outstanding, $.333 par value, 50,000,000 shares
   authorized) ..............................................................   $       14.30

    The accompanying notes are an integral part of the financial statements.

                            16 | The Japan Fund, Inc.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:

Dividends (net of foreign taxes withheld of $421,148) ..........  $   2,387,298
Interest (net of foreign taxes withheld of $128) ...............        850,436
                                                                  -------------
Total Income ...................................................      3,237,734
                                                                  -------------
Expenses:
Management fee .................................................      3,334,095
Services to shareholders .......................................        529,985
Custodian and accounting fees ..................................        236,887
Distribution services fees .....................................             38
Administrative services fees ...................................            949
Auditing .......................................................         32,761
Legal ..........................................................         39,300
Directors' fees and expenses ...................................         72,923
Reports to shareholders ........................................         80,814
Registration fees ..............................................         28,540
Interest expense ...............................................        153,597
Other ..........................................................         51,327
                                                                  -------------
Total expenses, before expense reductions ......................      4,561,216
Expense reductions .............................................         (9,450)
                                                                  -------------
Total expenses, after expense reductions .......................      4,551,766
Net investment income (loss) ...................................     (1,314,032)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    198,336,237
Futures ........................................................       (830,428)
Foreign currency related transactions ..........................         91,312
                                                                  -------------
                                                                    197,597,121
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................   (214,648,414)
Futures ........................................................        (68,303)
Foreign currency related transactions ..........................         (5,451)
                                                                  -------------
                                                                   (214,722,168)

--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (17,125,047)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (18,439,079)
--------------------------------------------------------------------------------

     The accompanying notes are an integral part of the financial statements.

                            The Japan Fund, Inc. | 17

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Six Months
                                                         Ended            Year Ended
                                                     June 30, 2000        December 31,
Increase (Decrease) in Net Assets                      (Unaudited)            1999
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................  $    (1,314,032)   $    (1,375,054)
Net realized gain (loss) on investment transactions      197,597,121        242,080,584
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......     (214,722,168)       363,916,273
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations................................       (18,439,079)       604,621,803
                                                      ---------------    ---------------
Distributions to shareholders from:
Net investment income -- Class S shares ...........       (33,374,786)        (4,922,799)
                                                      ---------------    ---------------
Net realized gains -- Class S shares ..............       (55,241,025)      (108,916,942)
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................     1,779,307,852      2,411,950,009
Reinvestment of distributions .....................        79,469,488        101,465,448
Cost of shares redeemed ...........................    (1,991,906,573)    (2,262,070,034)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions..............................      (133,129,233)       251,345,423
                                                      ---------------    ---------------
Increase (decrease) in net assets .................      (240,184,123)       742,127,485

Net assets at beginning of period .................     1,089,253,126        347,125,641

Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $27,380,645 and undistributed net
   investment income of $7,308,173, respectively) .   $   849,069,003    $ 1,089,253,126


     The accompanying notes are an integral part of the financial statements.

                            18 | The Japan Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S Shares (a)

------------------------------------------------------------------------------------
Years Ended December 31,       2000(b)   1999     1998     1997     1996     1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                        $16.41    $ 8.33   $ 6.77   $ 8.33   $ 9.44   $10.50
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income
  (loss) (c)                    (.02)     (.02)    (.01)    (.03)    (.03)    (.01)
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                  (.56)     9.95     1.65    (1.16)   (1.00)    (.94)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                    (.58)     9.93     1.64    (1.19)   (1.03)    (.95)
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income         (.58)     (.08)      --       --       --       --
------------------------------------------------------------------------------------
  Net realized gains on         (.96)    (1.77)      --       --       --       --
------------------------------------------------------------------------------------
  investment transactions
------------------------------------------------------------------------------------
  In excess of net investment
  income                          --        --     (.08)    (.37)    (.08)      --
------------------------------------------------------------------------------------
  In excess of net realized
  gains                           --        --       --       --       --     (.11)
                              ------------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions          (1.54)    (1.85)    (.08)    (.37)    (.08)    (.11)
------------------------------------------------------------------------------------
Net asset value, end of period $14.29   $16.41   $ 8.33   $ 6.77   $ 8.33   $ 9.44
                              ------------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)               (4.25)** 119.88    24.29   (14.40)  (10.92)   (9.07)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                     849    1,089       347      265      386      549
------------------------------------------------------------------------------------
Ratio of expenses (%)           1.05*     1.00     1.26     1.21     1.16     1.21
------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)               (.30)*    (.20)    (.14)    (.38)    (.34)    (.24)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)       87*      114       90       96       73       70
------------------------------------------------------------------------------------

(a) On May 1, 2000, existing shares of the Fund were designated as Class S shares.

(b)  For the six months ended June 30, 2000 (Unaudited).

(c)  Based on monthly average shares outstanding during the period.

*    Annualized

**   Not annualized

                            The Japan Fund, Inc. | 19

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

Beginning May 1, 2000, the Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been


                            20 | The Japan Fund, Inc.

sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.


                            The Japan Fund, Inc. | 21

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures as a temporary substitute for selling selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese witholding tax on realized capital gains.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.


                            22 | The Japan Fund, Inc.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in futures, foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $396,184,971 and $587,173,363, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such net assets, 0.70% of the next $300,000,000 of such net assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the six months ended June 30, 2000, the fee pursuant to the Agreement amounted to $3,334,095, which was equivalent to an annualized effective rate of 0.76% of the Fund's average daily net assets.


                            The Japan Fund, Inc. | 23

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period ended June 30, 2000, the Distribution Fee was as follows:

                 Distribution Fee          Total          Unpaid at
                                         Aggregated      June 30, 2000
-------------------------------------- ---------------  ---------------

Class B ............................   $           34   $           34

Class C ............................                4                4

                                       $           38   $           38


Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period ended June 30, 2000 aggregated $143, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period ended June 30, 2000, there were no CDSC for Classes B and C.

Administrative Services Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period ended June 30, 2000, the Administrative Services Fee was as follows:


                                    Total         Fees Waived       Unpaid at
   Administrative Services Fee Aggregated  by         KDI         June 30, 2000
------------------------------ ---------------- ---------------  ---------------
Class A                        $          936   $           --   $          936
Class B                                    11               --               11
Class C                                     2               --                2
                               $          949   $           --   $          949

                            24 | The Japan Fund, Inc.

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the period ended June 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $238, $3 and $1, respectively, all of which is unpaid at June 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the six months ended June 30, 2000, the amount charged to the Class S shares by SSC for shareholder services aggregated $296,386.

Directors' Fees. The Fund pays each of its Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2000, Directors' fees and expenses aggregated $72,923.

D. Directors' Retirement Benefits

Under a retirement program, independent members of the Board of Directors who meet certain criteria become eligible to participate in an unfunded noncontributory defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Director's fees and length of service. For the six months ended June 30, 2000, Directors' retirement benefits amounting to $38,350 are included in Directors' fees and expenses in the statement of operations. Included in other accrued expenses and payables in the statement of assets and liabilities at June 30, 2000, is $326,028 accrued by the Fund for such benefits.

E. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended June 30, 2000, the Fund's transfer agent fees were reduced by $9,450 under this arrangement.

F. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                            The Japan Fund, Inc. | 25

G. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                                                       Six Months Ended
                                                        June 30, 2000
                                               --------------------------------
                                                   Shares           Dollars
Shares sold
-------------------------------------------------------------------------------
Class A shares ..............................       1,231,216   $   16,986,864
Class B shares ..............................           3,505           49,498
Class C shares ..............................           4,985           69,529
Class S shares ..............................     119,701,636    1,762,201,961
                                                  120,941,342   $1,779,307,852

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class A shares ..............................              --   $           --
Class B shares ..............................              --               --
Class C shares ..............................              --               --
Class S shares ..............................       5,137,006       79,469,488
                                                    5,137,006   $   79,469,488

Shares redeemed
--------------------------------------------------------------------------------
Class A shares ..............................      (1,222,905)   $ (17,014,005)
Class B shares ..............................            (371)          (5,238)
Class C shares ..............................          (4,750)         (66,648)
Class S shares ..............................    (131,830,556)  (1,974,820,682)
                                                 (133,058,582) $(1,991,906,573)

Net increase (decrease)
--------------------------------------------------------------------------------
Class A shares ..............................           8,311    $     (27,141)
Class B shares ..............................           3,134           44,260
Class C shares ..............................             235            2,881
Class S shares ..............................      (6,991,914)    (133,149,233)
                                                   (6,980,234)   $(133,129,233)

                            26 | The Japan Fund, Inc.

                                                              Year Ended
                                                          December 31, 1999
                                                --------------------------------
                                                        Shares           Dollars
Shares sold
--------------------------------------------------------------------------------
Class S shares ..............................     192,144,389   $2,411,950,009

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class S shares ..............................       6,369,458   $  101,465,448

Shares redeemed
--------------------------------------------------------------------------------
Class S shares ..............................    (173,791,335) $(2,262,070,034)

Net increase (decrease)
--------------------------------------------------------------------------------
Class S shares ..............................      24,722,512   $  251,345,423

                           The Japan Fund, Inc. | 27

Officers and Directors
--------------------------------------------------------------------------------

 Lynn Birdsong*                             Hiroshi Yamanaka
   o  President and Director                  o  Director
                                              o  Advisor to the Board, The Meiji
 William L. Givens                               Mutual Life Insurance Company
   o  Chairman of the Board and Director
   o  President, Twain Associates           Elizabeth J. Allan*
                                              o  Vice President
 Thomas M. Hout
   o  Director                              Maureen E. Kane*
   o  Senior Advisor,                         o  Assistant Secretary
      Boston Consulting Group
                                            Seung Kwak*
  John F. Loughran                            o  Vice President
   o  Director
   o  Director, The Finisterre Fund         Miyuki Wakatsuki*
                                              o  Vice President
 Yoshihiko Miyauchi
   o  Director                              Gina Provenzano*
   o  Chairman and CEO, ORIX Corporation      o  Vice President and Treasurer

  William V. Rapp                           Kathryn L. Quirk*
   o  Director                                o  Vice President and Secretary
   o  Academic Director, International
      Relations, Yale University; Senior    John R. Hebble*
      Research Associate, Columbia            o  Assistant Treasurer
      University; Managing Director, Rue
      Associates

 Takeo Shiina                               * Scudder Kemper Investments, Inc.
   o  Director
   o  Senior Advisor, IBM Japan, Ltd.


                            28 | The Japan Fund, Inc.

 HONORARY DIRECTORS


 William H. Gleysteen, Jr.                 Robert G. Stone, Jr.
   o  Consultant; Guest Scholar,             o  Chairman Emeritus and Director,
      Brookings Institute                       Kirby Corporation

 Jonathan Mason                            Robert Theurkauf
   o  Former Chairman of the Board and       o  Former Director of The Japan
      Director, The Japan Fund, Inc.            Fund, Inc.

 James W. Morley                           Shoji Umemura
   o  Professor of Political Science         o  Former Director of The Japan
      Emeritus, Columbia University             Fund, Inc.
                                             o  Board Counselor, The Nikko
 Henry Rosovsky                                 Securities Co., Ltd.
   o  Former Chairman of the Board and
      Director, The Japan Fund, Inc.
   o  Professor Emeritus, Harvard
      University; Professor, Geyser
      University
                            The Japan Fund, Inc. | 29

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

                               [JAPAN FUND LOGO]

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).


                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110

                        Scudder Kemper Investments, Inc.
                               Investment Manager




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED JUNE 30, 2000

THE JAPAN FUND

        "... What is crucial to the Japanese economy right now is the successful transition from an export focus to a domestic consumer focus. ..."

                                                               [JAPAN FUND LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDIVIDUAL HOLDINGS
8
PORTFOLIO OF
INVESTMENTS
11
FINANCIAL STATEMENTS
14
FINANCIAL HIGHLIGHTS
15
NOTES TO FINANCIAL
STATEMENTS
AT A GLANCE


ABOUT YOUR REPORT
THE JAPAN FUND BEGAN OPERATIONS AS A CLOSED-END FUND ON 4/19/62. IT CONVERTED TO AN OPEN-END FUND WITH CLASS S SHARES ON 8/14/87. ADVISOR CLASSES A, B AND C, MADE AVAILABLE ON 5/1/00, HAVE THE SAME UNDERLYING PORTFOLIO AS CLASS S. PLEASE NOTE THAT RETURNS DEPICTED FOR CLASS A, B AND C SHARES PRIOR TO 5/1/00 ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF CLASS S, ADJUSTED TO REFLECT SALES CHARGES AND HIGHER OPERATING EXPENSES. HOWEVER, RANKINGS ARE FOR CLASS S PERFORMANCE AND HENCE DO NOT REFLECT SUCH ADJUSTMENTS; WITH ADJUSTMENTS, RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.

 THE JAPAN FUND TOTAL RETURNS

 FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                                                                          LIPPER JAPAN REGIONAL
THE JAPAN FUND CLASS A                           THE JAPAN FUND CLASS B      THE JAPAN FUND CLASS C      FUNDS CATEGORY AVERAGE*
----------------------                           ----------------------      ----------------------      -----------------------
-4.48                                                     -4.82                       -4.82                      -10.13

 NET ASSET VALUE

                                     AS OF     AS OF
                                    6/30/00   5/1/00
 .........................................................
    THE JAPAN FUND CLASS A           $14.32    $14.61
 .........................................................
    THE JAPAN FUND CLASS B           $14.30    $14.61
 .........................................................
    THE JAPAN FUND CLASS C           $14.30    $14.61
 .........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MIGHT BE WORTH MORE OR LESS THAN ORIGINAL COST.
*RETURNS ARE HISTORICAL FOR THE JAPAN FUND CLASS S SHARES WHICH, UNLIKE CLASS A, B AND C SHARES, DO NOT HAVE ANY SALES CHARGES, 12B-1 FEES, OR OTHER CLASS SPECIFIC EXPENSES LIKE ADMINISTRATIVE SERVICE FEES. INVESTMENT RETURNS AND PRINCIPAL VALUE FLUCTUATE. CLASS S SHARES ARE REDEEMABLE AT CURRENT NET ASSET VALUE, WHICH MAY BE MORE OR LESS THAN ORIGINAL COST. THE JAPAN FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED MAY 1, 2000, FROM INCEPTION TO JUNE 30, 2000 THE TOTAL RETURN (UNADJUSTED FOR SALES CHARGE) FOR CLASS A SHARES WAS -1.98%, FOR CLASS B SHARES WAS -2.12% AND FOR CLASS C SHARES WAS -2.12%.

 THE JAPAN FUND RANKINGS
 AS OF 6/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER JAPAN REGIONAL FUNDS CATEGORY*

                                             CLASS S
 ...............................................................
    1-YEAR                                #5 of 48 funds
 ...............................................................
    3-YEAR                                #4 of 27 funds
 ...............................................................
    5-YEAR                                #3 of 14 funds
 ...............................................................
    10-YEAR                               #1 of 6 funds
 ...............................................................

*SOURCE: LIPPER, INC. AS OF 6/30/00. RETURNS USED FOR RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. LIPPER, INC. IS AN INDEPENDENT ANALYST OF INVESTMENT PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

TERMS TO KNOW
YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 6/30/00. The
BOX] Morningstar International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The stylebox represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer- term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

                           [SHAREHOLDER LETTER HERE]

ECONOMIC OVERVIEW

                           [SHAREHOLDER LETTER HERE]

[KWAK PHOTO]
SEUNG KWAK, LEAD PORTFOLIO MANAGER, DIRECTS THE FIRM'S ANALYSIS OF JAPAN'S ECONOMY, CORPORATE DEVELOPMENTS AND INVESTMENT STRATEGY. PRIOR TO JOINING THE FIRM IN 1988, KWAK WAS AN ANALYST FOR A JAPANESE BROKERAGE HOUSE. HE RECEIVED A BACHELOR'S DEGREE magna cum laude, PHI BETA KAPPA FROM MIDDLEBURY COLLEGE, AND A MASTER'S DEGREE IN INTERNATIONAL RELATIONS FROM YALE UNIVERSITY. KWAK IS A CHARTERED FINANCIAL ANALYST.
[ALLAN PHOTO]
ELIZABETH J. ALLAN PORTFOLIO MANAGER, CONTRIBUTES TO THE FIRM'S JAPANESE RESEARCH, FOCUSING ON CONSUMER GOODS, RETAIL, AND PHARMACEUTICAL COMPANIES. ALLAN SPEAKS FLUENT JAPANESE AND HAS EXTENSIVE EXPERIENCE IN THE INDUSTRY. ALLAN HOLDS A BACHELOR'S DEGREE IN EAST ASIAN STUDIES FROM COLBY COLLEGE, A MASTER'S DEGREE FROM INDIANA UNIVERSITY IN EAST ASIAN STUDIES, A MASTER'S DEGREE FROM PRINCETON UNIVERSITY IN SOCIOLOGY SPECIALIZING IN JAPAN, AND AN M.B.A. FROM NEW YORK UNIVERSITY IN FINANCE AND INTERNATIONAL BUSINESS. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.
PERFORMANCE UPDATE

                             DURING THE SEMIANNUAL PERIOD, THE JAPANESE MARKET WAS CLOSELY CORRELATED WITH THE PERFORMANCE OF U.S. EQUITIES. THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS RECORDED A STRONG PERFORMANCE THROUGHOUT THE FIRST HALF OF THE PERIOD HOWEVER, THE NASDAQ TUMBLED FOR MOST OF THE SECOND HALF OF THE PERIOD AND THE JAPAN MARKET CORRECTED. DESPITE THIS RECENT VOLATILITY, THE FUND'S MANAGEMENT TEAM MAINTAINS AN OPTIMISTIC OUTLOOK FOR JAPANESE EQUITIES. LEAD PORTFOLIO MANAGER SEUNG KWAK REVIEWS THE RECENT MARKET ENVIRONMENT AND THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD ENDING JUNE 30, 2000.

Q THE JAPANESE MARKET HAS BEEN EXCEPTIONALLY VOLATILE OVER THE PAST SIX MONTHS. WHAT HAS BEEN THE DRIVING FORCE BEHIND THIS BEHAVIOR?

A The most important factor has been the tremendous volatility in the U.S. stock market, particularly the Nasdaq. The fluctuations of U.S. equities have influenced all of the global markets, however, the impact in Japan was not unusual. While the Nasdaq proved to be a negative influence on fund performance during this time, we view volatility in the U.S. markets as "noise" that only serves to obscure the positive story that is unfolding in Japan. Additionally, the volatility of the Japanese market depends somewhat on which index is considered as the measure. The Nikkei, which more closely resembles the Nasdaq with respect to composition, has indeed been quite volatile. Roughly 40 percent of the Nikkei is technology or tech-related. The broader market is better represented by the Tokyo Stock Exchange Stock Price Index (TOPIX), which we use as the fund's benchmark. The TOPIX is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

  If you look at market dynamics, it's clear that these technology and tech-related sectors are pulling the rest of the sectors up and down along with them. In reality, some of the domestic sectors are quite firm in their prices, and some of them are moving up.

Q     HOW HAVE YOU POSITIONED
      THE JAPAN FUND IN THIS ENVIRONMENT?

A Picking up on these firmer domestic sectors, we are overweighted in pharmaceuticals, railways, banks and electronics. We are, however, underweighted in automobiles because even though sales in Toyota and Honda were good, they were vulnerable to two factors: exchange rates and U.S. economic fluctuations. Eighty percent of Honda's profits come from the United States, as well as 70 percent of Toyota's. If economic growth in the United States slows, and consumer consumption slows along with it, so will the demand for autos. To control and reduce the portfolio's overall dependence on factors attributable to U.S. markets, we have kept this sector underweighted.

  An overweighted sector that we'd like to highlight is real estate. For the first time in the postwar era, formal real estate deregulation is imminent. Real estate investment trusts, or REITs, are scheduled to

PERFORMANCE UPDATE

debut in Japan in the fall. The Japanese real estate deals currently yield between 3 and 6 percent, and there are no yen instruments yielding more than 3 percent, so competitive prospects look good. If the real estate market in Japan finally heals, and if money begins flowing into the area, we think this will clear up the remaining problems from the former collapse of that market and finally restore the Japanese corporate balance sheet.

  Another key theme that distinguishes the portfolio is our investment in companies that have seized the initiative to improve their competitive positions. We expect that as the region's recovery continues to gain momentum, there will be an increasing differentiation between companies with strong fundamentals and those whose stocks prices have merely been lifted by the improving economic backdrop. For that reason, we are confident that a bottom-up approach which focuses on fundamentals and on-the-ground research will be well suited to the market that we see developing for the remainder of the year.

Q     HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A For the six months ended June 30, 2000, The Japan Fund was down 4.48 percent (Class A shares unadjusted for any sales charge), proving more resilient than the TOPIX, which lost 10.33 percent for the same period.

  Downside pressures on the fund came primarily from the Nasdaq correction. The fact is, many Japanese companies dominate several technology subsectors. Because of that, the Japanese market, compared with other regions around the globe, was apparently influenced more heavily by Nasdaq behavior. We continue to focus on limiting macroeconomic risks, paying particular attention to the sensitivity of the portfolio to changes in the U.S. stock market.

Q    WHAT IS YOUR OUTLOOK FOR JAPANESE EQUITIES?

A Although volatility in the United States should continue to drive the near-term performance of Japan's market, our long-term outlook for the region remains favorable. Growth continues to improve, exports are up, inflation is benign, and the rapid growth of the consumer culture is leading to a stronger, more diverse economy.

  On the individual company level, we are enthusiastic about increasingly efficient management practices and the growing acceptance of restructuring as a means to boost profits. These factors, in turn, should increase the flow of foreign assets into the region, which over time will help provide financing for companies that are investing for the future.

  What is crucial to the Japanese economy right now is the successful transition from an export focus to a domestic consumer focus. Consumer confidence still hangs in the balance. We urge investors to maintain a long-term outlook even when the markets are falling. While we expect that the shifting U.S. interest-rate outlook will continue to roil the global markets in the near term, we believe that Japan will remain the source of attractive investment opportunities for many years to come.

INDIVIDUAL HOLDINGS

THE JAPAN FUND'S 10 LARGEST HOLDINGS
Representing 36.7 percent of the fund's total investment portfolio on June 30, 2000.

HOLDINGS                                              DESCRIPTION              PERCENT
--------------------------------------------------------------------------------------
1.          NIPPON TELEGRAPH & TELEPHONE  One of the world's largest             4.8%
                                          integrated telephone operators,
                                          providing a wide variety of
                                          domestic services, including local,
                                          long distance and mobile; holds
                                          Japan's largest data communications
                                          companies.
--------------------------------------------------------------------------------------
2.          NTT MOBILE COMMUNICATIONS     The world's largest cellular           4.5%
            NETWORK                       company with more than 50 percent
                                          market share in Japan and more than
                                          100 million Japanese subscribers.
--------------------------------------------------------------------------------------
3.          RICOH CO.                     A leading office equipment             4.0%
                                          supplier, with particular strength
                                          in the copiers business; with a
                                          strong domestic presence, is
                                          focusing on aggressively expanding
                                          overseas business.
--------------------------------------------------------------------------------------
4.          NEC                           The largest electronics company in     4.0%
                                          Japan and the second largest
                                          semiconductor manufacturer in the
                                          world restructuring and under new
                                          management.
--------------------------------------------------------------------------------------
5.          FUJITSU                       The world's second largest             3.7%
                                          mainframe producer and one of
                                          Japan's largest electronics and
                                          computer parts suppliers.
--------------------------------------------------------------------------------------
6.          SUMITOMO ELECTRIC INDUSTRIES  Japan's largest diversified            3.3%
                                          manufacturer of electric wires and
                                          cables and boasts the highest
                                          market share in fiber optics
                                          products.
--------------------------------------------------------------------------------------
7.          TOSHIBA                       The second largest diversified         3.3%
                                          industrial electronics company in
                                          Japan, with a significant overseas
                                          presence and pricing power afforded
                                          by brand recognition.
--------------------------------------------------------------------------------------
8.          YAMANOUCHI PHARMACEUTICAL     One of the leading pharmaceuticals     3.1%
            CO.                           manufacturers in Japan with an
                                          integrated organization encompassing
                                          research, development and marketing in
                                          Asia, Europe and North America.
--------------------------------------------------------------------------------------
9.          SAKURA BANK                   Japan's second largest bank in         3.0%
                                          terms of assets and branch
                                          distribution networks;
                                          restructuring to improve
                                          efficiencies and a leader in ATM
                                          installation.
--------------------------------------------------------------------------------------
10.         SONY                          One of the world's leading             3.0%
                                          manufacturers of audiovisual
                                          equipment and software, with
                                          entertainment subsidiaries and
                                          strong global presence and
                                          significant brand recognition.
--------------------------------------------------------------------------------------

*Portfolio holdings are subject to change.

PORTFOLIO OF INVESTMENTS

THE JAPAN FUND
Portfolio of Investments at June 30, 2000 (Unaudited)

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--1.0%                                                           AMOUNT ($)     VALUE ($)
                                             Donaldson, Lufkin and Jenrette, 6.53%, to
                                               be repurchased at $8,569,661 on
                                               7/3/2000**
                                               (Cost $8,565,000)                          $ 8,565,000   $  8,565,000
                                             ---------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--4.8%
                                             Federal Home Loan Discount Note, 6.57%*,
                                               7/3/2000                                    39,985,400     40,000,000
                                             U.S. Treasury Bill*, 9/7/2000 (b)              1,600,000      1,583,872
                                             ---------------------------------------------------------------------------
                                             TOTAL SHORT-TERM INVESTMENTS
                                             (Cost $41,568,375)                                           41,583,872
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--94.2%                                                                    SHARES

    CONSUMER DISCRETIONARY--4.2%
    DEPARTMENT & CHAIN STORES--0.4%
                                             York-Benimaru Co., Ltd.                          134,000      3,787,272
                                             ---------------------------------------------------------------------------

    HOME FURNISHINGS--0.4%
                                             Sangetsu Co., Ltd.                               190,000      3,132,507
                                             ---------------------------------------------------------------------------

    HOTELS & CASINOS--0.6%
                                             Aruze Corp.                                       65,600      5,562,203
                                             ---------------------------------------------------------------------------

    RECREATIONAL PRODUCTS--1.7%
                                             Nintendo Co., Ltd.                                79,400     13,853,578
                                             ---------------------------------------------------------------------------

    RESTAURANTS--1.1%
                                             Yoshinoya D&C Co., Ltd.                              447      9,096,236
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.9%
    CONSUMER ELECTRONIC &
      PHOTOGRAPHIC--5.0%
                                             Sanyo Electric Co., Ltd.                       1,919,000     17,247,407
                                             Sony Corp.                                       276,000     25,742,145
                                             ---------------------------------------------------------------------------
                                                                                                          42,989,552

    FOOD & BEVERAGE--1.9%
                                             Ajinomoto Co., Inc                               978,000     12,530,783
                                             Rock Field Co., Ltd.                              76,500      4,100,853
                                             ---------------------------------------------------------------------------
                                                                                                          16,631,636

    PACKAGE GOODS/ COSMETICS--0.4%
                                             Uni-Charm Co.                                     61,600      3,725,771
                                             ---------------------------------------------------------------------------

    TEXTILES--0.6%
                                             Gunze, Ltd.                                    1,242,000      4,820,802
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HEALTH--4.5%
    HEALTH INDUSTRY SERVICES--0.0%
                                             Nichii Gakkan Company                                 50          2,190
                                             ---------------------------------------------------------------------------

    PHARMACEUTICALS--4.5%
                                             Chugai Pharmaceutical Co., Ltd.                  459,000      8,670,168
                                             Fujisawa Pharmaceutical Co.                       84,000      3,394,979
                                             Yamanouchi Pharmaceutical Co., Ltd.              488,000     26,619,436
                                             ---------------------------------------------------------------------------
                                                                                                          38,684,583
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--9.2%
    TELEPHONE/COMMUNICATIONS
                                             NTT Mobile Communications Network, Inc.            1,425     38,529,841
                                             Nippon Telegraph & Telephone Corp.                 3,085     40,980,263
                                             ---------------------------------------------------------------------------
                                                                                                          79,510,104

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE($)

    FINANCIAL--19.3%
    BANKS--8.7%
                                             Bank of Yokohama, Ltd.                         4,323,000   $ 19,345,471
                                             Fuji Bank, Ltd.                                2,316,000     17,586,283
                                             Sakura Bank, Ltd.                              3,748,000     25,882,368
                                             The Chiba Bank, Ltd.                           2,907,000     11,475,180
                                             ---------------------------------------------------------------------------
                                                                                                          74,289,302

    OTHER FINANCIAL COMPANIES--7.5%
                                             Daiwa Securities Group, Inc.                     921,000     12,147,534
                                             Japan Securities Finance Co., Ltd.             1,259,000      7,128,541
                                             Nikko Securities Co., Ltd.                     1,140,000     11,277,027
                                             Nomura Securities Co., Ltd.                      484,000     11,832,682
                                             ORIX Corp.                                       151,560     22,345,980
                                             ---------------------------------------------------------------------------
                                                                                                          64,731,764

    REAL ESTATE--3.1%
                                             Mitsubishi Estate Co., Ltd.                    1,095,000     12,874,464
                                             Mitsui Fudosan Co., Ltd.                       1,285,000     13,921,994
                                             ---------------------------------------------------------------------------
                                                                                                          26,796,458
------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.7%
    BROADCASTING & ENTERTAINMENT
                                             Toho Co., Ltd.                                    37,800      6,431,466
                                             Tokyo Broadcasting System, Inc.                  593,000     25,587,074
                                             ---------------------------------------------------------------------------
                                                                                                          32,018,540
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.7%
    ENVIRONMENTAL SERVICES--0.4%
                                             Sanix Inc.                                        59,150      3,120,637
                                             ---------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL
      SERVICES--1.9%
                                             Benesse Corp.                                    171,400     11,842,839
                                             Secom Co., Ltd.                                   56,000      4,088,747
                                             ---------------------------------------------------------------------------
                                                                                                          15,931,586

    MISCELLANEOUS CONSUMER SERVICES--1.4%
                                             Yamada Denki Co., Ltd.                           139,000     12,453,625
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.9%
    TELECOMMUNICATIONS EQUIPMENT--0.9%
                                             Japan Radio Co., Ltd.                            783,000      7,325,065
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--24.3%
    CHEMICALS--0.9%
                                             Dainippon Ink and Chemicals, Inc.              1,711,000      8,043,610
                                             ---------------------------------------------------------------------------

    CONTAINERS & PAPER--0.5%
                                             Hokuetsu Paper Mills, Ltd.                       516,000      4,365,425
                                             ---------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--4.4%
                                             Kuraray Co., Ltd.                                749,000      8,580,564
                                             Sumitomo Electric Industries, Ltd.             1,670,000     28,602,949
                                             ---------------------------------------------------------------------------
                                                                                                          37,183,513

    ELECTRICAL PRODUCTS--6.0%
                                             Toshiba Corp.                                  2,507,000     28,271,506
                                             Yaskawa Electric Corp.                         1,971,000     23,526,845
                                             ---------------------------------------------------------------------------
                                                                                                          51,798,351

    INDUSTRIAL SPECIALTY--5.6%
                                             Daikin Industries, Ltd.                        1,081,000     25,104,009
                                             Teijin, Ltd.                                   1,823,000      8,879,278
                                             Yokogawa Electric Corp.                        1,367,000     13,651,326
                                             ---------------------------------------------------------------------------
                                                                                                          47,634,613

    MACHINERY/COMPONENTS/ CONTROLS--1.5%
                                             Fuji Electric Co., Inc                           947,000      4,139,696
                                             Misumi Corp.                                      86,010      8,791,827
                                             ---------------------------------------------------------------------------
                                                                                                          12,931,523

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES        VALUE($)

    OFFICE EQUIPMENT/ SUPPLIES--4.0%
                                             Ricoh Co., Ltd.                                1,639,000   $ 34,665,363
                                             ---------------------------------------------------------------------------

    WHOLESALE DISTRIBUTORS--1.4%
                                             Mitsui & Co., Ltd.                             1,604,000     12,240,237
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--11.0%
    DIVERSE ELECTRONIC PRODUCTS--0.3%
                                             Matsushita Electric Industrial Co., Ltd.         110,000      2,849,875
                                             ---------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--7.0%
                                             Kyocera Corp.                                     96,900     16,423,110
                                             Murata Manufacturing Co., Ltd.                    67,000      9,607,047
                                             NEC Corp.                                      1,092,000     34,258,420
                                             ---------------------------------------------------------------------------
                                                                                                          60,288,577

    ELECTRONIC DATA PROCESSING--3.7%
                                             Fujitsu, Ltd.                                    920,000     31,809,317
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.5%
    OIL & GAS PRODUCTION
                                             Tokyo Gas Co.                                  7,798,000     21,892,732
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--3.0%
    RAILROADS
                                             East Japan Railway Co.                             2,090     12,129,069
                                             West Japan Railway Co.                             3,400     13,773,612
                                             ---------------------------------------------------------------------------
                                                                                                          25,902,681
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $653,946,555)                                         810,069,228
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $704,079,930)(a)                                     $860,218,100
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

AT JUNE 30, 2000, OPEN FUTURES CONTRACTS SOLD SHORT WERE AS FOLLOWS:

                                                                                         AGGREGATE
                      FUTURES                             EXPIRATION      CONTRACTS    FACE VALUE ($)     VALUE ($)
                      -------                             ----------      ---------    --------------     ---------
Topix Index                                             September 2000    1,520,000      22,790,334       22,858,637
Total unrealized depreciation on open futures
  contracts sold short                                                                                       (68,303)

 * Annualized yield at time of purchase, not a coupon rate.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $721,807,141. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $138,410,959. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $153,847,459 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,436,500.

(b) On June 30, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

 10 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2000 (Unaudited)

ASSETS
Investments in securities, at value (cost $704,079,930)         $860,218,100
----------------------------------------------------------------------------
Receivable for investments sold                                   15,003,966
----------------------------------------------------------------------------
Dividends receivable                                               2,211,902
----------------------------------------------------------------------------
Interest receivable                                                    1,485
----------------------------------------------------------------------------
Receivable for Fund shares sold                                   19,915,994
----------------------------------------------------------------------------
Other assets                                                           7,178
----------------------------------------------------------------------------
TOTAL ASSETS                                                     897,358,625
----------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                 18,869
----------------------------------------------------------------------------
Payable for investments purchased                                 17,658,657
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                  29,227,876
----------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts         719,910
----------------------------------------------------------------------------
Accrued management fee                                               572,982
----------------------------------------------------------------------------
Other accrued expenses and payables                                   91,328
----------------------------------------------------------------------------
Total liabilities                                                 48,289,622
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $849,069,003
----------------------------------------------------------------------------
 NET ASSETS Net assets consist of:
Accumulated distributions in excess of net investment income     (27,380,645)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment                                                       156,138,170
----------------------------------------------------------------------------
Futures                                                              (68,303)
----------------------------------------------------------------------------
Foreign currency related transactions                                 (1,472)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             197,365,567
----------------------------------------------------------------------------
Paid-in capital                                                  523,015,686
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $849,069,003
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net Asset Value and redemption price per share
  ($119,027/8,310.904 shares of capital stock outstanding,
  $.333 par value, 100,000,000 shares authorized)                     $14.32
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $14.32)              $15.19
----------------------------------------------------------------------------
CLASS B SHARES
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($44,816/3,133.816 shares of capital stock outstanding,
  $.333 par value, 50,000,000 shares authorized)                      $14.30
----------------------------------------------------------------------------
CLASS C SHARES
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($3,362/235.058 shares of capital stock outstanding, $.333
  par value, 50,000,000 shares authorized)                            $14.30
----------------------------------------------------------------------------
CLASS S SHARES
  Net Asset Value, offering and redemption price per share
  ($848,901,798/59,398,865 shares of capital stock outstanding, $.333 par value,
  300,000,000 shares
  authorized)                                                         $14.29
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the six months ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $421,148)           $   2,387,298
-----------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $128)                      850,436
-----------------------------------------------------------------------------
Total Income                                                        3,237,734
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      3,334,095
-----------------------------------------------------------------------------
Services to shareholders                                              529,985
-----------------------------------------------------------------------------
Custodian and accounting fees                                         236,887
-----------------------------------------------------------------------------
Distribution services fees                                                 38
-----------------------------------------------------------------------------
Administrative services fees                                              949
-----------------------------------------------------------------------------
Auditing                                                               32,761
-----------------------------------------------------------------------------
Legal                                                                  39,300
-----------------------------------------------------------------------------
Directors' fees and expenses                                           72,923
-----------------------------------------------------------------------------
Reports to shareholders                                                80,814
-----------------------------------------------------------------------------
Registration fees                                                      28,540
-----------------------------------------------------------------------------
Interest expense                                                      153,597
-----------------------------------------------------------------------------
Other                                                                  51,327
-----------------------------------------------------------------------------
Total expenses, before expense reductions                           4,561,216
-----------------------------------------------------------------------------
Expense reductions                                                     (9,450)
-----------------------------------------------------------------------------
Total expenses, after expense reductions                            4,551,766
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (1,314,032)
-----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       198,336,237
-----------------------------------------------------------------------------
Futures                                                              (830,428)
-----------------------------------------------------------------------------
Foreign currency related transactions                                  91,312
-----------------------------------------------------------------------------
                                                                     197,597,121
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (214,648,414)
-----------------------------------------------------------------------------
Futures                                                               (68,303)
-----------------------------------------------------------------------------
Foreign currency related transactions                                  (5,451)
-----------------------------------------------------------------------------
                                                                   (214,722,168)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (17,125,047)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (18,439,079)
-----------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS                 YEAR ENDED
                                                                ENDED JUNE 30,              DECEMBER 31,
                                                               2000 (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                   $    (1,314,032)            $    (1,375,054)
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                197,597,121                 242,080,584
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (214,722,168)                363,916,273
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (18,439,079)                604,621,803
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income -- Class S Shares                            (33,374,786)                 (4,922,799)
----------------------------------------------------------------------------------------------------------
Net realized gains -- Class S Shares                               (55,241,025)               (108,916,942)
----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        1,779,307,852               2,411,950,009
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       79,469,488                 101,465,448
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (1,991,906,573)             (2,262,070,034)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (133,129,233)                251,345,423
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (240,184,123)                742,127,485
----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                1,089,253,126                 347,125,641
----------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated distributions in excess of net investment income of $27,380,645 and undistributed net investment income of
$7,308,173, respectively)                                      $   849,069,003             $ 1,089,253,126
----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                    CLASS A               CLASS B               CLASS C
                                                        2000(A)               2000(A)               2000(A)
------------------------------------------------  ------------          ------------          ------------
Net asset value, beginning of period                    $14.61                $14.61                $14.61
------------------------------------------------  ------------          ------------          ------------
Income (loss) from investment operations:
Net investment income (loss) (b)                          (.03)                 (.03)                 (.03)
------------------------------------------------  ------------          ------------          ------------
Net realized and unrealized gain (loss) on
investments transactions                                  (.26)                 (.28)                 (.28)
------------------------------------------------  ------------          ------------          ------------
Total from investment operations                          (.29)                 (.31)                 (.31)
------------------------------------------------  ------------          ------------          ------------
Net asset value, end of period                          $14.32                $14.30                $14.30
------------------------------------------------  ------------          ------------          ------------
TOTAL RETURN (%)                                         (1.98)**              (2.12)**              (2.12)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                    119                    45                     3
 -----------------------------------------------  ------------          ------------          ------------
Ratio of expenses (%)                                      .24**                 .33**                 .28**
 -----------------------------------------------  ------------          ------------          ------------
Ratio of net investment income (loss) (%)                 (.19)**               (.27)**               (.21)**
 -----------------------------------------------  ------------          ------------          ------------
Portfolio turnover rate (%)                                 87*                   87*                   87*
 -----------------------------------------------  ------------          ------------          ------------

 * Annualized

** Not annualized

(a) For the period May 1, 2000 (commencement of sales of Class A, B, and C shares) to June 30, 2000.

(b) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING              POLICIES The Japan Fund, Inc. (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

                             Beginning May 1, 2000, the Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall

NOTES TO FINANCIAL STATEMENTS

                             be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the

NOTES TO FINANCIAL STATEMENTS

                             Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese withholding tax on realized capital gains.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to investments in futures, foreign denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES During the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $396,184,971 and $587,173,363, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Scudder
                             Kemper Investments, Inc. (the "Adviser"), the
                             Adviser directs the investments of the Fund in accordance with its investment objective, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first
                             $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such net assets, 0.70% of the next $300,000,000 of such net assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the six months ended

NOTES TO FINANCIAL STATEMENTS

                             June 30, 2000, the fee pursuant to the Agreement amounted to $3,334,095, which was equivalent to an annualized effective rate of 0.76% of the Fund's average daily net assets.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period ended June 30, 2000, the Distribution Fee was as follows:

                                                                                            TOTAL        UNPAID AT
                                       DISTRIBUTION FEE                                   AGGREGATED   JUNE 30, 2000
                                       -----------------------------------------------------------------------------
                                       Class B..........................................     $34            $34
                                       Class C..........................................       4              4
                                                                                             ---            ---
                                                                                             $38            $38

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period ended June 30, 2000 aggregated $143, of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period ended June 30, 2000, there were no CDSC for Classes B and C.

                             ADMINISTRATIVE SERVICES FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the period ended June 30, 2000, the Administrative Services Fee was as follows:

                                                                                TOTAL      FEES WAIVED     UNPAID AT
                                       ADMINISTRATIVE SERVICES FEE            AGGREGATED     BY KDI      JUNE 30, 2000
                                       -------------------------------------------------------------------------------
                                       Class A..............................     $936          $--           $936
                                       Class B..............................       11           --             11
                                       Class C..............................        2           --              2
                                                                                 ----          ---           ----
                                                                                 $949          $--           $949

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the period ended June 30, 2000, the amount charged to Classes A, B and C by KSC aggregated $238, $3 and $1, respectively, all of which is unpaid at June 30, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the six months ended June 30, 2000, the amount charged to the Class S shares by SSC for shareholder services aggregated $296,386.

                             DIRECTORS' FEES. The Fund pays each of its Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee

NOTES TO FINANCIAL STATEMENTS

                             meetings. For the six months ended June 30, 2000, Directors' fees and expenses aggregated $72,923.

--------------------------------------------------------------------------------

4    DIRECTORS'
     RETIREMENT BENEFITS     Under a retirement program, independent members of
                             the Board of Directors who meet certain criteria become eligible to participate in an unfunded noncontributory defined benefit retirement program.
                             Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Director's fees and length of service. For the six months ended June
                             30, 2000, Directors' retirement benefits amounting to $38,350 are included in Directors' fees and expenses in the statement of operations. Included in other accrued expenses and payables in the statement of assets and liabilities at June 30, 2000, is $326,028 accrued by the Fund for such benefits.

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended June 30, 2000, the Fund's transfer agent fees were reduced by $9,450 under this arrangement.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several other Scudder Funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    SHARE TRANSACTIONS      The following tables summarize share and dollar
                             activity in the Fund:

                                                                                            SIX MONTHS ENDED
                                                                                             JUNE 30, 2000
                                                                                   ----------------------------------
                                                                                      SHARES              DOLLARS
                                       SHARES SOLD
                                        Class A shares                                1,231,216       $    16,986,864
                                       ------------------------------------------------------------------------------
                                        Class B shares                                    3,505                49,498
                                       ------------------------------------------------------------------------------
                                        Class C shares                                    4,985                69,529
                                       ------------------------------------------------------------------------------
                                        Class S shares                              119,701,636         1,762,201,961
                                       ------------------------------------------------------------------------------
                                                                                    120,941,342       $ 1,779,307,852
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class A shares                                       --       $            --
                                       ------------------------------------------------------------------------------
                                        Class B shares                                       --                    --
                                       ------------------------------------------------------------------------------
                                        Class C shares                                       --                    --
                                       ------------------------------------------------------------------------------
                                        Class S shares                                5,137,006            79,469,488
                                       ------------------------------------------------------------------------------
                                                                                      5,137,006       $    79,469,488
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A shares                               (1,222,905)      $   (17,014,005)
                                       ------------------------------------------------------------------------------
                                        Class B shares                                     (371)               (5,238)
                                       ------------------------------------------------------------------------------
                                        Class C shares                                   (4,750)              (66,648)
                                       ------------------------------------------------------------------------------
                                        Class S shares                             (131,830,556)       (1,974,820,682)
                                       ------------------------------------------------------------------------------
                                                                                   (133,058,582)      $(1,991,906,573)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class A shares                                    8,311       $       (27,141)
                                       ------------------------------------------------------------------------------
                                        Class B shares                                    3,134                44,260
                                       ------------------------------------------------------------------------------
                                        Class C shares                                      235                 2,881
                                       ------------------------------------------------------------------------------
                                        Class S shares                               (6,991,914)         (133,149,233)
                                       ------------------------------------------------------------------------------
                                                                                     (6,980,234)      $  (133,129,233)
                                       ------------------------------------------------------------------------------

                                                                                             YEAR ENDED
                                                                                         DECEMBER 31, 1999
                                                                                 ----------------------------------
                                                                                    SHARES              DOLLARS
                                       SHARES SOLD
                                        Class S shares                            192,144,389       $ 2,411,950,009
                                       ----------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class S shares                              6,369,458       $   101,465,448
                                       ----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class S shares                           (173,791,335)      $(2,262,070,034)
                                       ----------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class S shares                             24,722,512       $   251,345,423
                                       ----------------------------------------------------------------------------

NOTES

NOTES

NOTES

DIRECTORS                                                           OFFICERS

LYNN S. BIRDSONG                  WILLIAM H. GLEYSTEEN, JR          KATHRYN L. QUIRK
Director & President              Honorary Director                 Vice President & Secretary
WILLIAM L. GIVENS                 JONATHAN MASON                    GINA PROVENZANO
Director & Chairman               Honorary Director                 Vice President & Treasurer
THOMAS M. HOUT                    JAMES W. MORLEY                   ELIZABETH J. ALLAN
Director                          Honorary Director                 Vice President
JOHN F. LOUGHRAN                  HENRY ROSOVSKY                    SEUNG KWAK
Director                          Honorary Director                 Vice President
YOSHIHIKO MIYAUCHI                ROBERT G. STONE, JR.              MIYUKI WAKATSUKI
Director                          Honorary Director                 Vice President
WILLIAM V. RAPP                   O. ROBERT THEURKAUF - NY          MAUREEN E. KANE
Director                          Honorary Director                 Assistant Secretary
TAKEO SHIINA                      SHOJI UMEMURA                     JOHN R. HEBBLE
Director                          Honorary Director                 Assistant Treasurer
HIROSHI YAMANAKA
Director

 .............................................................................................
LEGAL COUNSEL                         DAVIS, POLK & WARDELL
                                      450 Lexington Avenue
                                      New York, NY 10017
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com
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DIRECTORS&OFFICERS

JAPAN FUNDS LOGO
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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)